[GRAPHIC OMITTED] CDC NVEST FUNDS(SM)
                  CDC IXIX Asset Management Distributors









CDC NVEST MONEY MARKET FUNDS












Semiannual Report                                            See page 18 for
December 31, 2001                                            supplement to the
                                                             prospectus

--------------------------------------------------------------------------------
                               PRESIDENT'S LETTER
--------------------------------------------------------------------------------



                                                                   February 2002
--------------------------------------------------------------------------------


[JOHN T. HAILER GRAPHIC OMITTED]
John T. Hailer
President and Trustee
CDC Nvest Funds

While 2002 looks promising to many observers, every investor should be prepared for volatility and shifting market trends. At CDC Nvest Funds, we recognize that today, more than ever, investors need to build a diversified portfolio.


Dear Shareholder:

The past 12 months have been difficult for investors. September 11, the first recession in 10 years, and continuing market volatility have taken their toll on the financial markets. While 2002 looks promising to many observers, every investor should be prepared for volatility and shifting market trends. At CDC Nvest Funds, we recognize that today, more than ever, investors need to build a diversified portfolio. That's why we seek to provide a high level of diversification through our multi-manager approach.

In 2001, we built on our commitment to diversification by introducing several new equity funds. We also strengthened some of our established funds with new, talented management teams, merged some funds and modified the objectives of others. This report gives you a chance to get to know a little more about the new managers, their strategies and unique perspectives.

On the service side, we also worked to give you and your financial advisor easier access to information and to improve your understanding of your CDC Nvest Funds accounts. Confirmation and quarterly statements are now cleaner and easier to read. Our website, www.cdcnvestfunds.com, now includes extensive account access features, allowing you to perform such tasks as setting up automatic investment plans online.

We believe the broad diversification and quality services we offer make it easier for you and your financial advisor to match our resources with your needs. And our affiliation with CDC IXIS Asset Management - one of the 25 largest investment management firms in the world, with $290 billion in assets as of the end of December - is helping us extend the depth and range of products we offer. The result is a family of mutual funds that spans a wide range of investment objectives and management styles, drawing on the talent of multiple firms.

In addition to our commitment to providing the tools you may need to help achieve your financial goals, we believe strongly in the value your financial advisor can provide. As a professional trained in the financial markets, your advisor can make sure you understand the risks and potential benefits of different funds or strategies. But perhaps most important, as a dispassionate counselor, your advisor can give you the confidence you need to weather the difficult periods and capture the new opportunities that lie ahead, helping to keep your long-term financial plans on track.



Sincerely yours,


/S/ John T. Hailer



--------------------------------------------------------------------------------
                NOT FDIC INSURED   MAY LOSE VALUE   NO BANK GUARANTEE
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          CDC NVEST MONEY MARKET FUNDS
--------------------------------------------------------------------------------




                                                                                    Annualized Seven-Day Yields
---------------------------------------------------------------------------------------------------------------
                                                           December 31, 2001                   January 31, 2002
---------------------------------------------------------------------------------------------------------------
                                                            Class A, B & C                      Class A, B & C
CDC Nvest Cash Management Trust-- Money Market Series             1.22%                             1.10%
---------------------------------------------------------------------------------------------------------------
CDC Nvest Tax Exempt Money Market Trust                           0.74                              0.43
---------------------------------------------------------------------------------------------------------------

Yields will fluctuate with changes in market conditions.

The seven-day money market yield reflects the funds' current earnings more closely than total return.

The funds' seven-day yields for January 31, 2002 reflect downward adjustments on floating rate notes and lower yields on newly issued money market securities. For more information, see the Management Discussion on page 3 of this report. The funds' most current yields are available on the CDC Nvest funds' website - www.cdcnvestfunds.com.


                                                              Average Annual Total Returns -- December 31, 2001
CDC Nvest Cash Management Trust -- Money Market Series
---------------------------------------------------------------------------------------------------------------
Class A (Inception 7/10/78)      6 MONTHS       1 Year        5 Years          10 Years
Net Asset Value(1)                 1.21%         3.53%         4.72%             4.31%
---------------------------------------------------------------------------------------------------------------
Class B (Inception 9/13/93)      6 MONTHS       1 Year        5 Years       Since Inception
Net Asset Value(1)                 1.21          3.53          4.72              4.56
---------------------------------------------------------------------------------------------------------------
Class C (Inception 3/1/98)       6 MONTHS       1 Year    Since Inception
Net Asset Value                    1.21          3.53          4.67
---------------------------------------------------------------------------------------------------------------

CDC Nvest Tax Exempt Money Market Trust
---------------------------------------------------------------------------------------------------------------
Class A (Inception 4/21/83)      6 MONTHS       1 Year        5 Years(2)       10 Years(2)
Net Asset Value(1)                 0.61%         1.94%         2.93%             2.84%
---------------------------------------------------------------------------------------------------------------
Class B (Inception 9/13/93)      6 MONTHS       1 Year        5 Years(2)    Since Inception(2)
Net Asset Value(1)                 0.61          1.94          2.93              2.98
---------------------------------------------------------------------------------------------------------------

(1) These returns include reinvestment of distributions, represent past performance and do not predict future results.

(2) The adviser waived certain fees during the period indicated and the fund's average annual returns would have been lower if these had not been waived.

These two funds are not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although both funds seek to maintain a constant share price of $1, it is possible to lose money by investing in them.

CDC Nvest Cash Management Trust - Money Market Series             CDC Nvest Tax Exempt Money Market Trust
-----------------------------------------------------------------------------------------------------------------------------
Objective:                                                          Objective:
Seeks maximum current income consistent with                        Seeks current income exempt from federal income taxes,
preservation of capital and liquidity                               consistent with the preservation of principal
-----------------------------------------------------------------------------------------------------------------------------
Strategy:                                                           Strategy:
Invests primarily in high-quality, short-term,                      Focuses on high-quality, short-term, U.S. municipal money
U.S. money market investments                                       market investments that pay interest exempt from federal
                                                                    income tax
-----------------------------------------------------------------------------------------------------------------------------
Manager:                                                            Manager:
Molly J. Flewharty,                                                 Molly J. Flewharty,
Reich & Tang Asset Management                                       Reich & Tang Asset Management
-----------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          CDC NVEST MONEY MARKET FUNDS
--------------------------------------------------------------------------------



                                                                Economic Summary
--------------------------------------------------------------------------------
Short-term interest rates, which heavily influence yields on money market mutual funds, continued to drop dramatically throughout the six months ended December 31, 2001. During that period, U.S. economic growth remained sluggish, corporate spending and industrial production stalled, unemployment rose, and the equity markets were volatile. In an effort to buoy the economy, the Federal Reserve Board continued the series of interest rate cuts it began last January.

In the last six months alone, the Fed lowered the Discount Rate (the rate the Federal Reserve charges banks on short-term loans) five times, and short-term interest rates fell from 3.75% at the start of CDC Nvest Money Market Funds' fiscal year last July to 1.75% at the end of December - the lowest level in 40 years.

Since the easing cycle began in January, there has been a general expectation that the Fed's rate reductions, combined with federal tax cuts, would eventually provide the stimulus needed to jump-start the economy. Historically, it has taken at least six to nine months before rate cuts produce a noticeable impact on the economy. However, the tragic events of September 11 provided a sharp interruption in the normal flow of events. Benefits that might otherwise have been felt in the economy early this fall did not materialize. In fact, the U.S. Gross Domestic Product (GDP) dropped by 1.3% in the third quarter - the first such contraction since the early '90s.

That said, many analysts now believe there are early signs of an economic recovery. Consumer confidence seems to be on the rise, and manufacturing orders for defense goods and durables (items expected to be in use for three or more years) rose in November. A combination of lower oil prices, lower interest rates and news of progress in the war in Afghanistan may provide enough of a spark to get the economy moving again by early to mid 2002. Provided the economy continues to improve and the Fed shifts to a more neutral stance, we believe CDC Nvest Money Market Funds should provide current income, liquidity and relative safety.

CDC Nvest Cash Management Trust                            Management Discussion
--------------------------------------------------------------------------------
Throughout the six months ended December 31, 2001, CDC Nvest Cash Management Trust maintained a constant price of $1.00 per share and provided a total return of 1.21%, with $0.0120 per share in reinvested dividends. The fund's seven-day SEC yield as of the end of December was 1.22%.

ADJUSTING MATURITIES WAS KEY STRATEGY

Few tools are as important to the management of a money market portfolio as our ability to adjust the fund's maturity. At the start of CDC Nvest Cash Management Trust's fiscal year last July, we believed that the Federal Reserve Board would complete interest rate reductions by September or October. As a result, we began to shorten average maturity to give your fund the flexibility to move into higher-yielding issues in the fall.

However, in the aftermath of September 11, interest rates continued to decline, and we moved quickly to extend the fund's average maturity in an effort to lock in yields before they fell further. As of December 31, we had lengthened your fund's average maturity to 58 days.

Throughout the period, commercial paper continued to comprise the bulk of the portfolio because that's where value and yields were most attractive. As interest rates continued to drop, however, we shifted a portion of assets to U.S. government agency securities and variable rate demand instruments that offered a slight yield advantage and strong credit ratings.

FED MAY SHIFT POLICY

Although it's not possible to rule out an additional rate cut, we believe the Federal Reserve is near the end of this cycle of rate cuts and is likely to adopt a more neutral position. As a result, we expect short-term interest rates to remain relatively stable over the next few quarters. We will monitor the Fed's actions and the national economy closely, so we can move quickly to take advantage of investment opportunities as they arise.

--------------------------------------------------------------------------------
                          CDC NVEST MONEY MARKET FUNDS
--------------------------------------------------------------------------------



CDC Nvest Tax Exempt Money Market Trust                    Management Discussion
--------------------------------------------------------------------------------
Throughout the six months ended December 31, 2001, CDC Nvest Tax Exempt Money Market Trust maintained a constant price of $1.00 per share and provided a total return of 0.61%, based on $0.0061 per share in reinvested dividends.

YIELDS INFLUENCED BY FED POLICY, LOW SUPPLY

The fund's seven-day SEC yield as of the end of December was 0.74%, which is equivalent to a taxable yield of 1.22%, based on the top 2001 federal tax bracket of 39.1%. However, by January 31, 2002, the fund's seven-day SEC yield had declined to 0.43%. Money market investments, including tax-exempt obligations, respond rapidly to changing interest rates, and the Federal Reserve Board cut rates 11 times in 2001. As portfolio securities mature, the fund replaces them with new securities issued at lower rates. More significantly, floating rate notes represent a large portion of the fund's assets; these instruments pay interest that is adjusted periodically, and many of these were adjusted downward in January, reducing the fund's income.

Both economic and seasonal supply and demand factors affect the short-term tax-exempt market. Because the fiscal-year end for most municipalities is June 30, the supply of newly issued, one-year, fixed-rate securities is typically high in late June. Consequently, most of our purchases are clustered near the start of CDC Nvest Tax Exempt Money Market Trust's fiscal year. The large influx of new issues generally produces attractive yields.

                                % of Net Assets
                                     as of
 ---------------------------------------------------
 Five Largest States         12/31/01        6/30/01
 ---------------------------------------------------
 Texas                         24.3%          19.9%
 ---------------------------------------------------
 Wisconsin                     11.5            4.2
 ---------------------------------------------------
 Tennessee                      9.8            9.1
 ---------------------------------------------------
 Pennsylvania                   7.0            8.2
 ---------------------------------------------------
 Michigan                       5.6            4.2
 ---------------------------------------------------

Last summer, however, most states and counties were enjoying strong fiscal health and budget surpluses. As a result, fewer new municipal bonds were issued, since many municipalities were able to finance projects with cash rather than issuing debt. The resulting decline in supply made the bonds available at that time seem low yielding compared with previous years. However, as interest rates continued to drop, the yields we captured six months ago looked increasingly attractive.

As the fiscal year got underway, we believed the Federal Reserve Board would be finished with its rate reductions by the fall and that interest rates would move gradually higher over the next several months. As a result, we focused on bonds with shorter maturities that would give us the flexibility to move into higher-yielding issues later in the year. However, the tragic events of September 11 intervened, sending shockwaves through the financial markets. The Fed continued its easing policy and interest rates continued to drop. As a result, we shifted our investment strategy, gradually extending the fund's average maturity to 51 days by the end of December, in an effort to lock in higher yields.

LITTLE CHANGE EXPECTED AHEAD FOR INTEREST RATES

There is a growing consensus that the Fed is nearing the end of its easing cycle and that interest rates are likely to remain flat over the next several quarters. We will keep a watchful eye on the Fed's actions in order to take advantage of any yield opportunities and seasonal factors in the tax-exempt market.

These two funds are not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although both funds seek to maintain a constant share price of $1, it is possible to lose money by investing in them.

The portfolio manager's commentary reflects the conditions and actions taken during the reporting period, which are subject to change. A shift in opinion may result in strategic and other portfolio changes.

Some of CDC Nvest Tax Exempt Money Market Trust's income may be subject to federal and state taxes. Capital gains are fully taxable. Investors may be subject to the Alternative Minimum Tax (AMT). See the funds' prospectus for details.

--------------------------------------------------------------------------------
                          CDC NVEST MONEY MARKET FUNDS
--------------------------------------------------------------------------------




                                    FINANCIAL
                                   STATEMENTS

--------------------------------------------------------------------------------
                    CASH MANAGEMENT TRUST MONEY MARKET SERIES
--------------------------------------------------------------------------------

Investments as of December 31, 2001 (unaudited)

Investments  -- 96.7% of Total Net Assets


Principal
 Amount         Description                                                               Value (a)
---------------------------------------------------------------------------------------------------
                COMMERCIAL PAPER-- 96.4%
                Aerospace -- 3.5%
$ 10,000,000    British Aerospace, 2.120%, 2/04/2002 ............................      $  9,979,978
  10,000,000    British Aerospace, 2.460%, 3/28/2002 ............................         9,941,233
                                                                                      -------------
 ................................................................................        19,921,211
                                                                                      -------------

                Airlines -- 1.3%
   7,585,000    New York City Industrial Development Agency,
                2.000%, 7/01/2008 (b) ...........................................         7,585,000
                                                                                       ------------
                Asset Backed -- 10.6%
  10,000,000    Preferred Receivables Funding, 2.050%, 1/15/2002 ................         9,992,028
  25,000,000    Special Purpose Accounts, 144A, 2.050%, 1/18/2002 ...............        24,975,799
  15,000,000    Long Lane Master Trust IV,144A, 2.030%, 1/31/2002 ...............        14,974,625
   4,000,000    Ciesco LP, 2.130%, 2/13/2002 ....................................         3,989,823
   7,000,000    Forrestal Funding, 144A, 1.970%, 2/19/2002 ......................         6,981,230
                                                                                       ------------
 ................................................................................        60,913,505
                                                                                       ------------
                Banks -- 26.3%
  27,800,000    National Bank of Canada New York, 1.750%, 1/02/2002 .............        27,800,000
   5,400,000    Banco Itau SA, 3.500%, 1/18/2002 ................................         5,391,075
  10,000,000    Unibanco Uniao De Bancos, 1.850%, 1/23/2002 .....................         9,988,694
  12,500,000    Banco Continental De Panama SA, 3.420%, 1/28/2002 ...............        12,467,938
  15,000,000    Societe Generale Canada, 3.390%, 2/13/2002 ......................        14,939,262
  10,000,000    Banco Rio De La Plata, 2.850%, 3/07/2002 ........................         9,948,542
   5,000,000    Banco Rio De La Plata, 3.650%, 3/07/2002 ........................         4,967,049
  10,000,000    Societe Generale Canada, 3.500%, 5/02/2002 ......................         9,882,361
   5,000,000    Banco Continental De Panama SA, 3.430%, 5/24/2002 ...............         4,931,876
  10,000,000    Commerzbank AG New York, 1.805%, 6/11/2002 ......................         9,999,782
  15,000,000    HSBC Bank Argentina SA, 1.900%, 6/18/2002 .......................        14,867,000
  10,000,000    Harris Trust & Savings Bank, 2.560%, 10/04/2002 .................        10,033,957
  10,000,000    Harris Trust & Savings Bank, 2.200%, 11/01/2002 .................         9,999,174
   5,000,000    Abbey National Treasury, 2.700%, 12/27/2002 .....................         4,999,514
                                                                                       ------------
 ................................................................................       150,216,224
                                                                                       ------------
                Building & Related -- 10.1%
  20,000,000    Yorkshire Building Society, 2.300%, 1/17/2002 ...................        19,979,556
   1,325,000    Shayeson Huff Properties LLC, 144A, 2.290%, 11/01/2016 (b) ......         1,325,000
   3,440,000    Cardiology Building Associates LLC, 144A,
                2.190%, 10/01/2021 (b) ..........................................         3,440,000
   2,700,000    J&M LLC, 2.130%, 10/01/2026 (b) .................................         2,700,000
   3,130,000    Mob Management One LLC, 2.250%, 12/01/2026 (b) ..................         3,130,000
  17,450,000    Mob Management Two LLC, 2.250%, 12/01/2026 (b) ..................        17,450,000
   5,200,000    VWS Mcadory Market LLC, 2.130%, 7/01/2027 (b) ...................         5,200,000
   2,065,000    Daniel Land Co., 2.130%, 10/01/2027 (b) .........................         2,065,000
   2,500,000    New York City Housing Development Corp.,
                2.000%, 1/15/2034 (b) ...........................................         2,500,000
                                                                                       ------------
 ................................................................................        57,789,556
                                                                                       ------------
                Education -- 2.2%
  12,500,000    Board of Trustees Stanford University, 1.730%, 2/20/2002 ........        12,469,965
                                                                                       ------------
                Financial Services -- 26.0%
  20,000,000    Caterpillar Financial Services Corp., 2.270%, 1/16/2002 .........        19,981,083
  10,000,000    Education & Finance Manitoba Finance, Inc.,
                2.030%, 1/28/2002 ...............................................         9,984,775
  15,000,000    Sigma Finance, Inc., 2.170%, 1/31/2002 ..........................        14,972,875
  12,000,000    Private Export Funding Corp., 2.400%, 2/12/2002 .................        11,966,400
  15,000,000    Education & Finance Manitoba Finance, Inc.,
                2.030%, 2/14/2002 ...............................................        14,962,783
  10,000,000    General Electric Capital Corp., 2.820%, 3/01/2002 ...............         9,953,783
  10,000,000    General Electric Capital Corp., 3.200%, 3/04/2002 ...............         9,944,889
  10,000,000    Galicia Buenos Aires Funding, 2.780%, 3/27/2002 .................         9,934,361
  15,000,000    Private Export Funding Corp., 2.230%, 3/27/2002 .................        14,921,021
  20,000,000    Delaware Funding Corp., 1.780%, 3/28/2002 .......................        19,914,956


Principal
 Amount         Description                                                               Value (a)
---------------------------------------------------------------------------------------------------
                Financial Services -- continued
$ 10,000,000    CSN Overseas, 1.900%, 6/03/2002 .................................      $  9,919,250
   2,500,000    SSK Company LLC, 2.290%, 11/01/2021 .............................         2,500,000
                                                                                       ------------
 ................................................................................       148,956,176
                                                                                       ------------
                Government Agencies -- 3.5%
  10,000,000    Federal Home Loan Bank Consolidated Discount Note,
                1.870%, 5/16/2002 ...............................................         9,929,875
  10,000,000    Federal Home Loan Mortgage Discount Notes,
                3.470%, 6/20/2002 ...............................................         9,836,139
                                                                                       ------------
 ................................................................................        19,766,014
                                                                                       ------------
                Health Care -- 0.7%
   3,985,000    Birmingham Alabama Special Care Facilities,
                2.130%, 9/01/2018 (b) ...........................................         3,985,000
                                                                                       ------------
                Housing & Building Materials -- 1.7%
  10,000,000    New York State Housing Finance Agency, Revenue,
                2.000%, 11/01/2034 (b) ..........................................        10,000,000
                                                                                       ------------
                Paper & Forest Products -- 4.4%
  20,000,000    Florens Container, Inc., 1.800%, 1/18/2002 ......................        19,983,000
   5,000,000    Kimberly Clark Corp., 1.860%, 1/28/2002 .........................         4,993,025
                                                                                       ------------
 ................................................................................        24,976,025
                                                                                       ------------
                Securities & Asset Management -- 3.5%
  15,000,000    Goldman Sachs Group LP., 1.940%, 1/10/2002 ......................        14,992,725
   5,000,000    Merrill Lynch & Co., Inc., 2.881%, 1/11/2002 ....................         5,000,639
                                                                                       ------------
 ................................................................................        19,993,364
                                                                                       ------------
                Utilities -- 2.6%
  10,000,000    Nebraska Public Power District Series B, 1.930%, 1/09/2002 ......        10,000,000
   5,000,000    New Jersey Economic Development Authority,
                2.000%, 9/01/2021 (b) ...........................................         5,000,000
                                                                                       ------------
 ................................................................................        15,000,000
                                                                                       ------------
                Total Commercial Paper (Cost $551,572,040) ......................       551,572,040
                                                                                       ------------
                Short Term Investment -- 0.3%
   1,704,000    Repurchase Agreement with State Street Bank and Trust Co.
                dated 12/31/2001 at 0.85% to be purchased at $1,704,080 on
                1/02/2002 collateralized by $1,670,000 U.S. Treasury Bond,
                6.000%, due 2/15/2026 valued at $1,741,757 ......................         1,704,000
                                                                                       ------------
                Total Short Term Investment (Identified Cost $1,704,000) ........         1,704,000
                                                                                       ------------
                  Total Investments -- 96.7% (Identified Cost $553,276,040) (c) .       553,276,040
                  Other assets less liabilities .................................        18,811,398
                                                                                       ------------
                  Total Net Assets -- 100% ......................................      $572,087,438
                                                                                       ============

(a)  See Note 2a of Notes to Financial Statements.
(b) Floating rate notes are instruments whose interest rates vary with changes in a designated base rate (such as the prime interest rate) on a specified date (such as coupon date or interest payment date.) These instruments are payable on demand and are secured by letters of credit or other credit support agreements from major banks. Maturity dates shown represent the ultimate maturity of the note.
(c)  The aggregate cost for federal income tax purposes was $553,276,040.
144A Securities exempt from registration under rule 144A of the Securities
     Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2001, the value of these securities amounted to $51,696,654 or 9.0% of net assets.



                See accompanying notes to financial statements.
                                                                               5

--------------------------------------------------------------------------------
                         TAX EXEMPT MONEY MARKET TRUST
--------------------------------------------------------------------------------



Investments as of December 31, 2001 (unaudited)

Tax Exempt Obligations -- 100.6% of Total Net Assets


Principal
 Amount         Description                                                               Value (a)
---------------------------------------------------------------------------------------------------
                Alaska -- 4.7%
$    690,000    Alaska Industrial Development & Export Authority,
                2.250%, 7/01/2003 (b) ...........................................      $    690,000
     300,000    Alaska Industrial Development & Export Authority,
                2.250%, 7/01/2005 (b) ...........................................           300,000
     255,000    Alaska Industrial Development & Export Authority,
                2.250%, 7/01/2006 (b) ...........................................           255,000
     330,000    Alaska Industrial Development & Export Authority,
                2.250%, 7/01/2007 (b) ...........................................           330,000
      20,000    Alaska Industrial Development & Export Authority,
                2.250%, 7/01/2008 (b) ...........................................            20,000
     400,000    Alaska Industrial Development & Export Authority,
                2.250%, 7/01/2012 (b) ...........................................           400,000
                                                                                       ------------
 ................................................................................         1,995,000
                                                                                       ------------
                California -- 0.2%
     100,000    Los Angeles Regional Airport Lease, 1.850%, 12/01/2025 (b) ......           100,000
                                                                                       ------------
                Colorado -- 2.4%
   1,000,000    Regional Transportation District, Sales Tax Revenue,
                5.000%, 11/01/2002 ..............................................         1,023,286
                                                                                       ------------
                District of Columbia -- 0.5%
     200,000    District of Columbia, 1.950%, 6/01/2003 (b) .....................           200,000
                                                                                       ------------
                Florida -- 3.3%
   1,420,000    Palm Beach County Industrial Development,
                2.000%, 11/01/2011 (b) ..........................................         1,420,000
                                                                                       ------------
                Georgia -- 3.5%
   1,500,000    Bartow County Georgia Development Authority, Revenue,
                1.900%, 3/01/2024 (b) ...........................................         1,500,000
                                                                                       ------------
                Hawaii -- 3.5%
     500,000    Honolulu, Hawaii City & County, 1.350%, 1/07/2002 ...............           500,000
   1,000,000    Honolulu, Hawaii City & County, 2.850%, 12/04/2002 ..............         1,007,810
                                                                                       ------------
 ................................................................................         1,507,810
                                                                                       ------------
                Illinois -- 5.2%
   2,200,000    McCook Revenue, 1.650%, 12/01/2021 (b) ..........................         2,200,000
                                                                                       ------------
                Iowa -- 0.2%
     100,000    Iowa Higher Education Loan Authority, Revenue,
                2.000%,  3/01/2030 (b) ..........................................           100,000
                                                                                       ------------
                Maryland -- 4.7%
   2,000,000    Baltimore County Maryland Metro District, 2.150%, 2/07/2002 .....         2,000,000
                                                                                       ------------
                Massachusetts -- 3.5%
   1,100,000    Massachusetts State Industrial Finance Agency,
                5.000%, 5/01/2002 ...............................................         1,108,358
     400,000    Massachusetts State Health & Education Facility,
                1.850%, 7/01/2005 (b) ...........................................           400,000
                                                                                       ------------
 ................................................................................         1,508,358
                                                                                       ------------
                Michigan -- 5.6%
     400,000    Michigan State Strategic Fund, Revenue,
                1.900%, 6/15/2010 (b) ...........................................           400,000
   2,000,000    Holt MI Public Schools, 1.550%, 5/01/2030 (b) ...................         2,000,000
                                                                                       ------------
 ................................................................................         2,400,000
                                                                                       ------------
                Montana -- 0.4%
     150,000    Forsyth Pollution Control Revenue, 2.000%, 1/01/2018 (b) ........           150,000
                                                                                       ------------
                Nebraska -- 2.1%
     900,000    Nebraska Educational Finance Authority, Revenue,
                1.950%, 8/01/2031 (b) ...........................................           900,000
                                                                                       ------------
                New York -- 0.9%
     400,000    New York New York, 1.800%, 10/01/2023 (b) .......................           400,000
                                                                                       ------------


Principal
 Amount         Description                                                               Value (a)
---------------------------------------------------------------------------------------------------

                Pennsylvania -- 7.0%
$  1,000,000    City Of Philadelphia Series C, 1.350%, 3/12/2002 ................      $  1,000,000
   2,000,000    Quakertown, Pennsylvania Hospital Authority, Revenue,
                1.550%, 7/01/2005 (b) ...........................................         2,000,000
                                                                                       ------------
 ................................................................................         3,000,000
                                                                                       ------------
                Tennessee -- 9.8%
   2,000,000    Shelby County Tennessee, 1.500%, 2/12/2002 ......................         2,000,000
   2,200,000    Blount County Industrial Development Board,
                1.950%, 8/01/2008 (b) ...........................................         2,200,000
                                                                                       ------------
 ................................................................................         4,200,000
                                                                                       ------------
                Texas -- 24.3%
     200,000    Harris County, Texas General Obligation Series B,
                1.500%, 1/10/2002 ...............................................           200,000
     600,000    Harris County, Texas Series A, 2.550%, 1/16/2002 ................           600,000
   1,250,000    Harris County, Texas General Obligation Series B,
                2.550%, 1/17/2002 ...............................................         1,250,000
   1,000,000    City Of San Antonio, 1.400%, 2/12/2002 ..........................         1,000,000
     480,000    Fort Worth, Texas, 4.000%, 3/01/2002 ............................           480,263
     260,000    Fort Worth, Texas, 4.500%, 3/01/2002 ............................           260,293
   1,295,000    Texas State, 3.750%, 8/29/2002 ..................................         1,306,231
   2,100,000    Montgomery County Texas Industrial Development,
                2.100%, 8/01/2017 (b) ...........................................         2,100,000
   2,200,000    San Antonio Airport Systems, Revenue,
                1.750%, 4/01/2020 (b) ...........................................         2,200,000
   1,000,000    Mansfield Texas Industrial Development Corp., Revenue,
                1.820%, 11/01/2026 (b) ..........................................         1,000,000
                                                                                       ------------
 ................................................................................        10,396,787
                                                                                       ------------
                Washington -- 2.4%
   1,000,000    Washington State, 1.650%, 6/01/2020 (b) .........................         1,000,000
                                                                                       ------------
                Wisconsin -- 11.5%
   1,500,000    Wisconsin State, 2.050%, 1/15/2002 ..............................         1,500,000
   1,000,000    Bruce WI School District, 3.250%, 7/29/2002 .....................         1,002,221
     400,000    Waukesha WI, 3.000%, 10/01/2002 .................................           401,466
   2,000,000    Wisconsin Health & Educational Facilities,
                1.670%, 8/15/2016 (b) ...........................................         2,000,000
                                                                                       ------------
 ................................................................................         4,903,687
                                                                                       ------------
                Wyoming -- 2.4%
   1,000,000    Sweetwater County, 1.600%, 2/07/2002 ............................         1,000,000
                                                                                       ------------
                Other Obligations -- 2.5%
   1,045,000    Puttable Floating Option Tax Exempt Receipt, 2.950%, 6/27/2002 ..         1,045,000
                                                                                       ------------
                  Total Investments -- 100.6%
                  (Identified Cost $42,949,928) (c) .............................        42,949,928
                  Other assets less liabilities .................................          (246,465)
                                                                                       ------------
                  Total Net Assets -- 100% ......................................      $ 42,703,463
                                                                                       ============

(a)  See Note 2a of Notes to Financial Statements.
(b) Floating rate notes are instruments whose interest rates vary with changes in a designated base rate (such as the prime interest rate) on a specified date (such as coupon date or interest payment date). These instruments are payable on demand and are secured by letters of credit or other credit support agreements from major banks. Maturity dates shown represent the ultimate maturity of the note. At December 31, 2001, the value of these securities amounted ot $24,265,000. Interest rates for many of these securities were reduced in January, 2002.
(c) The aggregate cost for federal income tax purposes was $42,949,928. At December 31, 2001, the Fund had a capital loss carryover of approximately $7,652 which expires on June 30, 2008. This may be available to offset future realized capital gains, if any, to the extent provided by regulations.

                See accompanying notes to financial statements.

--------------------------------------------------------------------------------
                       STATEMENTS OF ASSETS & LIABILITIES
--------------------------------------------------------------------------------



December 31, 2001 (unaudited)


                                                                                     Cash Management Trust              Tax Exempt
                                                                                          Money Market                 Money Market
                                                                                            Series                        Trust
                                                                                     ---------------------             ------------
ASSETS
  Investments, at value (Identified cost $553,276,040 and $42,949,928, respectively)        $553,276,040                $42,949,928
  Cash .............................................................................                 198                     83,820
  Receivable for:
    Shares of the Trust sold .......................................................          23,060,472                    133,800
    Interest .......................................................................             259,424                    148,412
                                                                                            ------------                -----------
 ...................................................................................         576,596,134                 43,315,960
                                                                                            ------------                -----------
LIABILITIES
  Payable for:
    Shares of the Trust redeemed ...................................................           3,964,871                    525,298
  Accrued expenses:
    Management fees ................................................................             189,816                     14,638
    Deferred trustees' fees ........................................................             114,930                     43,106
    Accounting and administrative ..................................................              23,733                      1,817
    Transfer agent .................................................................             171,562                     12,070
    Other expenses .................................................................              43,784                     15,568
                                                                                            ------------                -----------
 ...................................................................................           4,508,696                    612,497
                                                                                            ------------                -----------
NET ASSETS .........................................................................        $572,087,438                $42,703,463
                                                                                            ============                ===========
  Net assets consist of:
    Paid in capital Class A shares .................................................        $539,473,311                $42,407,369
    Paid in capital Class B shares .................................................          29,414,960                    288,978
    Paid in capital Class C shares .................................................           3,236,772                         --
    Undistributed (overdistributed) net investment income ..........................             (44,617)                    14,768
    Accumulated net realized gains (losses) ........................................               7,012                     (7,652)
                                                                                            ------------                -----------
NET ASSETS .........................................................................        $572,087,438                $42,703,463
                                                                                            ============                ===========
  Shares of beneficial interest outstanding, no par value
    Class A shares .................................................................         539,474,710                 42,406,518
    Class B shares .................................................................          29,414,217                    288,978
    Class C shares .................................................................           3,236,296                         --
                                                                                            ------------                -----------
  Shares of beneficial interest outstanding ........................................         572,125,223                 42,695,496
                                                                                            ============                -----------
Net asset value per share: Class A, Class B, and Class C shares* ...................        $       1.00                 $     1.00
                                                                                            ============                ===========

  * Shares of the series are sold and redeemed at net asset value (net assets / shares of beneficial interest outstanding).

                 See accompanying notes to financial statements.

--------------------------------------------------------------------------------
                            STATEMENTS OF OPERATIONS
--------------------------------------------------------------------------------



Six Months Ended December 31, 2001 (unaudited)


                                                                                     Cash Management Trust              Tax Exempt
                                                                                          Money Market                 Money Market
                                                                                            Series                        Trust
                                                                                     ---------------------             ------------
INVESTMENT INCOME
  Interest .......................................................................            $9,116,624                   $516,799
                                                                                              ----------                   --------
  Expenses
    Management fees ..............................................................             1,151,393                     88,788
    Transfer agent ...............................................................             1,045,473                     80,240
    Accounting and administrative ................................................               141,865                     11,201
    Audit and tax services .......................................................                15,293                     15,833
    Custodian fees ...............................................................                61,156                     18,556
    Legal fees ...................................................................                17,208                        269
    Printing .....................................................................                20,086                      1,364
    Registration fees ............................................................                48,182                     26,025
    Trustees' fees and expenses ..................................................                15,281                      4,727
    Miscellaneous ................................................................                25,776                      1,623
                                                                                              ----------                   --------
  Total expenses .................................................................             2,541,713                    248,626
                                                                                              ----------                   --------
Net investment income ............................................................             6,574,911                    268,173
                                                                                              ----------                   --------
REALIZED GAIN (LOSS) ON INVESTMENTS
    Realized gain (loss) on Investments - net ....................................                    --                         --
                                                                                              ----------                   --------
NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS ............................            $6,574,911                   $268,173
                                                                                              ==========                   ========

                See accompanying notes to financial statements.
8

--------------------------------------------------------------------------------
                      STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------




                                                              Cash Management Trust                          Tax Exempt
                                                               Money Market Series                       Money Market Trust
                                                           ----------------------------              ----------------------------
                                                           Six Months Ended                          Six Months Ended
                                                            December 31,     Year Ended               December 31,     Year Ended
                                                               2001           June 30,                   2001           June 30,
                                                            (unaudited)         2001                  (unaudited)         2001
                                                           ----------------  ----------              ----------------  ----------
FROM OPERATIONS
  Net investment income .................................... $  6,574,911    $   32,163,182            $   268,173     $  1,770,647
  Net realized gain (loss) on investments                              --            15,342                     --               --
                                                             ------------    --------------            -----------     ------------
  Increase (decrease) in net assets resulting from operations   6,574,911        32,178,524                268,173        1,770,647
                                                             ------------    --------------            -----------     ------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income (a)
    Class A ................................................   (6,312,474)      (30,887,572)               (268,100)     (1,774,438)
    Class B ................................................     (329,976)       (1,146,200)                 (1,650)         (8,509)
    Class C ................................................      (41,777)         (188,108)                     --              --
                                                             ------------    --------------            ------------    ------------
 ...........................................................   (6,684,227)      (32,221,880)               (269,750)     (1,782,947)
                                                             ------------    --------------            ------------    ------------
FROM CAPITAL SHARE TRANSACTIONS
  Proceeds from the sale of shares .........................  403,196,550     1,095,775,348              18,547,117      73,468,696
  Net asset value of shares issued in connection with the
    reinvestment of dividends from net investment income and
    distributions from net realized gains ..................    6,520,048        31,236,257                 263,460       1,739,041
  Cost of shares redeemed .................................. (382,671,342)   (1,353,576,681)            (23,563,602)    (99,722,208)
                                                             ------------    --------------             -----------    ------------
Increase (decrease) in net assets derived from capital share
  transactions .............................................   27,045,256      (226,565,076)             (4,753,025)    (24,514,471)
                                                             ------------    --------------             -----------    ------------
Total increase (decrease) in net assets ....................   26,935,940      (226,608,432)             (4,754,602)    (24,526,771)

NET ASSETS
  Beginning of the period ..................................  545,151,498       771,759,930              47,458,065      71,984,836
                                                             ------------    --------------             -----------    ------------
  End of the period ........................................ $572,087,438      $545,151,498             $42,703,463     $47,458,065
                                                             ============    ==============             ===========    ============
UNDISTRIBUTED (OVERDISTRIBUTED) NET INVESTMENT INCOME ...... $    (44,617)     $     64,699             $    14,768     $    16,345
                                                             ============    ==============             ===========    ============

(a) Amounts distributed include a net realized gain of $15,342 for Cash Management Trust Money Market Series for the year ended June 30, 2001.

                See accompanying notes to financial statements.

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------



For a share outstanding throughout each period.

                                          Income from investment operations:                        Less distributions:
                                      -----------------------------------------    -------------------------------------------------
                          Net asset
                            value,                  Net realized                     Dividends       Distributions
                          beginning       Net      and unrealized    Total from        from            from net
                             of       investment   gain (loss) on    investment    net investment      realized           Total
                         the period     income       investments     operations        income         capital gains    distributions
                         ----------   ----------   --------------    ----------    --------------    --------------    -------------
CASH MANAGEMENT TRUST- MONEY MARKET SERIES
  Class A,B,C
  12/31/2001(e)          $1.00         $0.0120          $ --          $0.0120        $(0.0120)            $ --           $(0.0120)
  6/30/2001               1.00          0.0524            --           0.0524         (0.0524)(b)           --            (0.0524)
  6/30/2000               1.00          0.0498            --           0.0498         (0.0498)(b)           --            (0.0498)
  6/30/1999               1.00          0.0445            --           0.0445         (0.0445)(b)           --            (0.0445)
  6/30/1998(a)            1.00          0.0488            --           0.0488         (0.0488)              --            (0.0488)
  6/30/1997               1.00          0.0467            --           0.0467         (0.0465)(b)        (0.0002)         (0.0467)

TAX EXEMPT MONEY MARKET TRUST
  Class A,B
  12/31/2001(e)          $1.00         $0.0061          $ --          $0.0061        $(0.0061)            $ --           $(0.0061)
  6/30/2001               1.00          0.0317            --           0.0317         (0.0317)              --            (0.0317)
  6/30/2000               1.00          0.0309            --           0.0309         (0.0309)(b)           --            (0.0309)
  6/30/1999               1.00          0.0276            --           0.0276         (0.0276)              --            (0.0276)
  6/30/1998               1.00          0.0323            --           0.0323         (0.0323)              --            (0.0323)
  6/30/1997               1.00          0.0314        0.0001           0.0315         (0.0315)(b)           --            (0.0315)


 Net asset
  value,             Total
 end of              return
the period             (%)
----------           ------
  $1.00              1.2
   1.00              5.4
   1.00              5.1
   1.00              4.6
   1.00              5.0
   1.00              4.8

  $1.00              0.6
   1.00              3.2(c)
   1.00              3.1(c)
   1.00              2.8(c)
   1.00              3.3(c)
   1.00              3.2(c)


The subadviser to the Trusts prior to June 1, 2001 was Back Bay Advisors, L.P. Effective June 1, 2001, Reich & Tang Asset Management, LLC became the subadviser to the Trusts.

(a)  Class C commenced operations March 1, 1998.
(b)  Including net realized gain (loss) on investments.
(c) Had certain expenses not been reduced during the period, total returns would have been lower.
(d) The adviser and subadviser agreed to reimburse a portion of the Trust's expenses during the period. Without these reimbursements, expense ratios would have been higher.
(e)  For the six months ended December 31, 2001 (unaudited).
(f)  Computed on an annualized basis for periods less than one year.

                See accompanying notes to financial statements.


                     Ratios to average net assets:
                     -----------------------------
Net assets,                                Net
  end of                                investment
the period           Expenses             income
 (000's)                (%)                 (%)
----------           --------           ----------
$572,087             0.90(f)              2.34(f)
 545,151             0.84                 5.27
 603,916             0.84                 4.96
 664,609             0.84                 4.46
 607,406             0.84                 4.88
 698,659             0.88                 4.66

$ 42,703             1.12(f)              1.21(f)
  47,458             0.86(d)              3.20
  71,964             0.65(d)              3.10
  84,879             0.65(d)              2.76
  73,798             0.60(d)              3.23
  67,736             0.56(d)              3.17


--------------------------------------------------------------------------------
                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

For the Six Months Ended December 31, 2001 (unaudited)

1. Organization. CDC Nvest Cash Management Trust - Money Market Series and CDC Nvest Tax Exempt Money Market Trust (the "Trusts" and each a "Trust") are organized as Massachusetts business trusts. Each Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. Each Declaration of Trust permits the Trustees to issue an unlimited number of shares of the Trust.

CDC Nvest Cash Management Trust- Money Market Series (the "CMT Money Market Series") offers Class A, Class B and Class C shares. The Trust seeks maximum current income consistent with preservation of capital and liquidity.

CDC Nvest Tax Exempt Money Market Trust (the "Tax Exempt Money Market Trust") offers Class A and Class B shares. The Trust seeks current income exempt from federal income taxes consistent with the preservation of capital and liquidity.

Shares of the Trusts are sold without a front end sales charge. Shares acquired by exchange of shares of another CDC Nvest stock or bond fund may be subject to a contingent deferred sales charge.

2. Significant Accounting Policies. The following is a summary of significant accounting policies consistently followed by each Trust in the preparation of its financial statements. The Trusts' financial statements are prepared in accordance with accounting principles generally accepted in the United States of America that require the use of management estimates that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a. Security Valuation. The Trusts employ the amortized cost method of security valuation as set forth in Rule 2a-7 under the Investment Company Act of 1940 which, in the opinion of the Trustees of each Trust, represents the fair value of the particular security. The amortized cost of a security is determined by valuing it at original cost and thereafter accreting any discount or amortizing any premium on a straight-line basis.

b. Repurchase Agreements. The Trusts, through their custodian, receive delivery of the underlying securities collateralizing repurchase agreements. It is the Trusts' policy that the market value of the collateral be at least equal to 100% of the repurchase price including interest. The subadviser is responsible for determining that the value of the collateral is at all times at least equal to the repurchase price. Repurchase agreements could involve certain risks in the event of default or insolvency of the counterparty, including possible delays or restrictions upon the Trust's ability to dispose of the underlying security.

c. Security Transactions and Related Investment Income. Security transactions are accounted for on trade date and interest income is recorded on an accrual basis. In determining net gain or loss on securities sold, the cost of securities has been determined on an identified cost basis.

d. Federal Income Taxes. Each Trust intends to meet the requirements of the Internal Revenue Code applicable to regulated investment companies, and to distribute to its shareholders substantially all of its taxable and tax exempt income. Distributions from net investment income are treated as ordinary income for tax purposes. Accordingly, no provision for federal income tax has been made.

e. Dividends and Distributions to Shareholders. Dividends and distributions are declared daily to shareholders of record at the time and are paid monthly. Long-term gain distributions, if any, will be made annually. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to deferred Trustee fees.

f. Other. Each Trust invests primarily in a portfolio of money market instruments maturing in 397 days or less whose ratings are within the two highest rating categories of a nationally recognized rating agency or, if not rated, are believed to be of comparable quality. The ability of the issuers of the securities held by the Trusts to meet their obligations may be affected by foreign, economic, political and legal developments in the case of foreign banks, foreign branches, or subsidiaries of U.S. banks, or domestic economic developments in a specific industry, state or region.

3. Investment Transactions. For the period ended December 31, 2001, purchases and sales or maturities of short-term obligations (including securities purchased subject to repurchase agreements) were as follows:

           Fund                         Purchases                      Sales
           ----                         ---------                      -----

CMT Money Market Series               $5,395,601,135              $5,393,163,000
Tax Exempt Money Market Trust             45,211,172                  50,905,000

--------------------------------------------------------------------------------
                         NOTES TO FINANCIAL STATEMENTS (continued)
--------------------------------------------------------------------------------

For the Six Months Ended December 31, 2001 (unaudited)

4. Investment Advisory Fees and Other Transactions with Affiliates.

a. Management Fees and Other Transactions with Affiliates. CDC IXIS Asset Management Advisers, L.P. ("CDC IXIS Advisers") is the investment adviser to each of the Trusts. Under the terms of the management agreements, each Trust pays a management fee at the following annual rates, calculated daily and payable monthly, based on each Trust's average daily net assets:


                                                            Percentage of Average Daily Net Assets
                                First                Next                Next             Next            Next              Over
        Trust                $100 million       $400 million          $500 million     $500 million   $500 million      $2 billion
        -----                ------------       ------------          ------------     ------------   ------------      ----------

CMT Money Market Series        0.400%               0.400%               0.375%           0.325%         0.275%           0.225%
Tax Exempt Money Market Trust  0.400%               0.300%               0.300%           0.300%         0.300%           0.300%

Prior to October 1, 2001, the management fee for CMT Money Market Series was as follows:
                               0.425%               0.425%               0.400%           0.350%         0.300%           0.250%

For the period ended December 31, 2001, the management fees for each Trust were as follows:

                                        Management        Percentage of Average
            Trust                          Fee               Daily Net Assets
            -----                          ---               ----------------
CMT Money Market Series                $1,151,393                  0.410%
Tax Exempt Money Market Trust              88,788                  0.400%


CDC IXIS Advisers has entered into separate subadviser agreements for each Trust with Reich & Tang Asset Management, LLC ("Reich & Tang"). Payments to CDC IXIS Advisers are reduced by payments to the subadviser. CDC IXIS Advisers and Reich & Tang are wholly owned subsidiaries of CDC IXIS Asset Management North America, L.P. Certain officers and directors of CDC IXIS Advisers are also officers or Trustees of the Trusts.

b. Accounting and Administrative Expense. CDC IXIS Asset Management Services, Inc. ("CIS"), a wholly owned subsidiary of CDC IXIS Asset Management North America, L.P., performs certain accounting and administrative services for the Trusts. Pursuant to an agreement among the Trusts, CDC Nvest Funds Trust I, CDC Nvest Funds Trust II, CDC Nvest Funds Trust III, CDC Nvest Companies Trust I and CIS, each Trust pays CIS its pro rata portion of a group fee for these services representing the higher amount based on the following calculations:

           (1)  Percentage of Eligible Average Daily Net Assets
                  First                  Next                   Over
               $5 billion            $5 billion             $10 billion
               ----------            ----------             -----------
                 0.0350%               0.0325%                 0.0300%

                  or

           (2) Each Trust's pro rata portion, based on eligible assets, of the annual aggregate minimum fee of $2.5 million.

For the period ended December 31, 2001, amounts paid to CIS for accounting and administrative expense were as follows:

                                  Accounting
                                     and                Percentage of Average
       Fund                      Administrative             Daily Net Assets
       ----                      --------------             ----------------
CMT Money Market Series              $141,865                      0.050%
Tax Exempt Money Market Trust          11,201                      0.050%

--------------------------------------------------------------------------------
                         NOTES TO FINANCIAL STATEMENTS (continued)
--------------------------------------------------------------------------------

For the Six Months Ended December 31, 2001 (unaudited)


c. Transfer Agent Fees. CIS is the transfer and shareholder servicing agent for each Trust and has subcontracted with Boston Financial Data Services ("BFDS") to serve as sub-transfer agent. Each Trust pays CIS service fees for servicing shareholder accounts. Class A, B and C shareholders pay service fees monthly representing the higher amount based on the following calculations:


           (1) Annual aggregate fee determined by applying an annual fee rate (see schedule below) to the eligible average daily net assets. Eligible assets are the average daily net assets of all non-networked accounts in money market funds offered within the CDC Nvest Family of Funds for which there are exchange privileges among the Funds.

                            First             Next                   Over
                       $650 million        $5 billion            $5.65 billion
                       ------------        ----------            -------------
                          0.239%              0.200%                  0.195%
                Each Class of shares is subject to an annual class minimum of $18,000.

                or

           (2) An allocated portion, based on eligible assets, of the annual aggregate minimum fee of $1.55 million.

In addition, pursuant to other servicing agreements, shareholders pay service fees to other firms that provide similar services for their own shareholder accounts.

CIS, BFDS and other firms are also reimbursed by the Trusts for out-of-pocket expenses. For the period ended December 31, 2001, amounts paid to CIS as compensation for its services as transfer agent were as follows:

                                   Transfer
                                    Agent
            Fund                     Fee
            ----                     ---
CMT Money Market Series            $734,380
Tax Exempt Money Market Trust        65,693

d. Trustees Fees and Expenses. The Trusts do not pay any compensation directly to their officers or Trustees who are directors, officers or employees of CDC IXIS Advisers, CDC IXIS Asset Management Distributors, L.P., CDC IXIS Asset Management North America, L.P., CIS or their affiliates. Each other Trustee receives a retainer fee at the annual rate of $40,000 and meeting attendance fees of $3,500 for each meeting of the Board of Trustees attended. Each committee member receives an additional retainer fee at the annual rate of $6,000 while each committee chairman receives a retainer fee (beyond the $6,000 fee) at the annual rate of $4,000. These fees are allocated to the various CDC Nvest Funds based on a formula that takes into account, among other factors, the relative net assets of each Trust.

A deferred compensation plan (the "Plan") is available to the Trustees on a voluntary basis. Each participating Trustee will receive an amount equal to the value that such deferred compensation would have been had it been invested in the Trusts or certain other CDC Nvest Funds on the normal payment date. Deferred amounts remain in the Trusts until distributed in accordance with the Plan.

5. Concentration of Credit. At December 31, 2001, the Tax Exempt Money Market Trust had the following concentrations by revenue source in excess of 10% of the Trust's total net assets: Industrial Development/Pollution (19.6%), Public Improvements (15.8%), Health Care (14.5%), and Education (12.9%). The Trust also had more than 10% of its total net assets invested in tax-exempt obligations of Texas (24.3%) and Wisconsin (11.5%).

--------------------------------------------------------------------------------
            ADDITIONAL INFORMATION -- CDC NVEST CASH MANAGEMENT TRUST
--------------------------------------------------------------------------------

Shareholder Meeting (unaudited). At a special shareholders' meeting held on September 28, 2001, Shareholders of the CDC Nvest Cash Management Trust - Money Market Series voted for the following proposals:

1. Approval of a new advisory agreement between CDC Nvest Cash Management Trust (hereinafter referred to as the "Trust"), with respect to its Money Market Series (hereinafter referred to as the "Fund") and CDC IXIS Asset Management Advisers, L.P.

       Voted For         Voted Against     Abstained Votes        Total Votes
       ---------         -------------     ---------------        -----------
    262,143,627.636      5,503,704.298      21,937,673.102      289,585,005.036

2. Approval of a new subadvisory agreement among the Trust on behalf of the Fund, CDC IXIS Asset Management Advisers, L.P. and Reich & Tang Asset Management, LLC.

       Voted For         Voted Against     Abstained Votes        Total Votes
       ---------         -------------     ---------------        -----------
    261,977,299.247      5,513,723.122      22,093,982.666      289,585,005.035

3a. Proposal to amend the Fund's fundamental policy relating to diversification.


       Voted For         Voted Against      Abstained Votes      Broker Non-Votes     Total Votes
       ---------         -------------      ---------------      ----------------     -----------
    240,013,606.121      10,301,797.961      29,264,875.953       10,004,725.000    289,585,005.035

3b. Proposal to amend the Fund's fundamental policy relating to industry concentration.

       Voted For         Voted Against      Abstained Votes      Broker Non-Votes     Total Votes
       ---------         -------------      ---------------      ----------------     -----------
    237,491,498.246      11,936,072.778      30,152,709.012       10,004,725.000    289,585,005.036

3c. Proposal to amend the Fund's fundamental policy relating to short sales and margin purchases.

       Voted For         Voted Against      Abstained Votes      Broker Non-Votes     Total Votes
       ---------         -------------      ---------------      ----------------     -----------
    236,025,402.046      13,153,178.754      30,401,699.235       10,004,725.000    289,585,005.035

3d. Proposal to amend the Fund's fundamental policy regarding borrowing.

       Voted For         Voted Against      Abstained Votes      Broker Non-Votes     Total Votes
       ---------         -------------      ---------------      ----------------     -----------
    233,358,167.893      14,826,374.496      31,395,737.645       10,004,725.000    289,585,005.034

3e. Proposal to amend the Fund's fundamental policy regarding loans.

       Voted For         Voted Against      Abstained Votes      Broker Non-Votes     Total Votes
       ---------         -------------      ---------------      ----------------     -----------
    234,892,370.718      13,390,508.236      31,297,401.081       10,004,725.000    289,585,005.035

3f. Proposal to amend the Fund's policy prohibiting purchases and sales of real estate.

       Voted For         Voted Against      Abstained Votes      Broker Non-Votes     Total Votes
       ---------         -------------      ---------------      ----------------     -----------
    238,396,094.309      11,684,042.140      29,500,143.585       10,004,725.000    289,585,005.034

3g. Proposal to amend the Fund's policy prohibiting purchases and sales of commodities.

       Voted For         Voted Against      Abstained Votes      Broker Non-Votes     Total Votes
       ---------         -------------      ---------------      ----------------     -----------
    236,268,427.862      13,840,622.007      29,471,230.166       10,004,725.000    289,585,005.035

3h. Proposal to reclassify the Fund's fundamental policy regarding options or warrants.

       Voted For         Voted Against      Abstained Votes      Broker Non-Votes     Total Votes
       ---------         -------------      ---------------      ----------------     -----------
    237,118,240.239      12,557,001.881      29,905,037.916       10,004,725.000    289,585,005.036

3i. Proposal to reclassify the Fund's fundamental policy regarding illiquid securities.

       Voted For         Voted Against      Abstained Votes      Broker Non-Votes     Total Votes
       ---------         -------------      ---------------      ----------------     -----------
    234,605,425.340      14,757,689.933      30,217,164.762       10,004,725.000     289,585,005.035

3j. Proposal to eliminate the Fund's fundamental policy regarding pledging.

       Voted For         Voted Against      Abstained Votes      Broker Non-Votes     Total Votes
       ---------         -------------      ---------------      ----------------     -----------
    234,925,410.580      14,604,825.966      30,050,043.489       10,004,725.000    289,585,005.035


--------------------------------------------------------------------------------
      ADDITIONAL INFORMATION -- CDC NVEST CASH MANAGEMENT TRUST (continued)
--------------------------------------------------------------------------------


3k. Proposal to eliminate the Fund's fundamental policy concerning unseasoned businesses.

       Voted For         Voted Against      Abstained Votes      Broker Non-Votes     Total Votes
       ---------         -------------      ---------------      ----------------     -----------
    234,003,527.967      15,234,244.411      30,342,507.658       10,004,725.000    289,585,005.036

3l. Proposal to eliminate the Fund's fundamental policy prohibiting purchases of securities if held by the Trust's or investment adviser's trustees/directors and officers.

       Voted For         Voted Against      Abstained Votes      Broker Non-Votes     Total Votes
       ---------         -------------      ---------------      ----------------     -----------
    237,400,575.127      12,559,128.638      29,620,576.270       10,004,725.000     289,585,005.035

3m. Proposal to eliminate the Fund's fundamental policy relating to exercising control or management.

       Voted For         Voted Against      Abstained Votes      Broker Non-Votes     Total Votes
       ---------         -------------      ---------------      ----------------     -----------
    236,879,619.791      10,951,062.067      31,749,598.177       10,004,725.000     289,585,005.035

3n. Proposal to eliminate the Fund's fundamental policy relating to joint trading accounts.

       Voted For         Voted Against      Abstained Votes      Broker Non-Votes     Total Votes
       ---------         -------------      ---------------      ----------------     -----------
    237,379,458.116      11,666,880.333      30,533,941.586       10,004,725.000    289,585,005.035

3o. Proposal to eliminate the Fund's fundamental policy relating to other investment companies.

       Voted For         Voted Against      Abstained Votes      Broker Non-Votes     Total Votes
       ---------         -------------      ---------------      ----------------     -----------
    237,061,087.434      12,275,257.665      30,243,934.936       10,004,725.000    289,585,005.035

--------------------------------------------------------------------------------
       ADDITIONAL INFORMATION -- CDC NVEST TAX EXEMPT MONEY MARKET TRUST
--------------------------------------------------------------------------------

Shareholder Meeting (unaudited). At a special shareholders' meeting held on September 28, 2001, Shareholders of the CDC Nvest Tax Exempt Money Market Trust voted for the following proposals:

1. Approval of a new subadvisory agreement among CDC Nvest Tax Exempt Money Market Trust (hereinafter referred to as the "Fund"), CDC IXIS Asset Management Advisers, L.P. and Reich & Tang Asset Management, LLC.

      Voted For         Voted Against     Abstained Votes        Total Votes
       ---------         -------------     ---------------        -----------
     20,562,013.720      2,353,578.550      2,403,279.510        25,318,871.780


2a.  Proposal to amend the Fund's fundamental policy relating to diversification.

       Voted For         Voted Against      Abstained Votes      Broker Non-Votes     Total Votes
       ---------         -------------      ---------------      ----------------     -----------
    20,189,643.400       2,261,722.640       2,390,308.740          477,197.000      25,318,871.780

2b.  Proposal to amend the Fund's fundamental policy relating to industry concentration.

       Voted For         Voted Against      Abstained Votes      Broker Non-Votes     Total Votes
       ---------         -------------      ---------------      ----------------     -----------
    20,379,041.670       2,280,340.350       2,182,292.760           477,197.000     25,318,871.780

2c.  Proposal to amend the Fund's fundamental policy relating to short sales and margin purchases.

       Voted For         Voted Against      Abstained Votes      Broker Non-Votes     Total Votes
       ---------         -------------      ---------------      ----------------     -----------
    20,046,505.730       2,379,778.040       2,415,391.010           477,197.000     25,318,871.780

2d.  Proposal to amend the Fund's fundamental policy regarding borrowing.

       Voted For         Voted Against      Abstained Votes      Broker Non-Votes     Total Votes
       ---------         -------------      ---------------      ----------------     -----------
    18,857,264.840       3,584,061.140       2,400,348.800           477,197.000     25,318,871.780

2e.  Proposal to amend the Fund's fundamental policy regarding loans.

       Voted For         Voted Against      Abstained Votes      Broker Non-Votes     Total Votes
       ---------         -------------      ---------------      ----------------     -----------
    19,993,989.970       2,443,049.520       2,404,635.290           477,197.000     25,318,871.780


--------------------------------------------------------------------------------
  ADDITIONAL INFORMATION -- CDC NVEST TAX EXEMPT MONEY MARKET TRUST (continued)
--------------------------------------------------------------------------------


2f.  Proposal to amend the Fund's policy prohibiting purchases and sales of real estate.

       Voted For         Voted Against      Abstained Votes      Broker Non-Votes     Total Votes
       ---------         -------------      ---------------      ----------------     -----------
    20,079,497.980       2,336,612.470       2,425,564.330           477,197.000     25,318,871.780

2g.  Proposal to amend the Fund's policy prohibiting purchases and sales of commodities.

       Voted For         Voted Against      Abstained Votes      Broker Non-Votes     Total Votes
       ---------         -------------      ---------------      ----------------     -----------
    18,944,259.390       3,469,129.750       2,428,285.640           477,197.000     25,318,871.780

2h.  Proposal to reclassify the Fund's fundamental policy regarding options or warrants.

       Voted For         Voted Against      Abstained Votes      Broker Non-Votes     Total Votes
       ---------         -------------      ---------------      ----------------     -----------
    18,933,999.610       2,425,398.970       3,482,276.200           477,197.000     25,318,871.780

2i.  Proposal to reclassify the Fund's fundamental policy regarding illiquid securities.

       Voted For         Voted Against      Abstained Votes      Broker Non-Votes     Total Votes
       ---------         -------------      ---------------      ----------------     -----------
    18,961,961.800       3,418,715.080       2,460,997.900           477,197.000     25,318,871.780

2j.  Proposal to eliminate the Fund's fundamental policy regarding pledging.

       Voted For         Voted Against      Abstained Votes      Broker Non-Votes     Total Votes
       ---------         -------------      ---------------      ----------------     -----------
    20,019,485.020       2,352,832.600       2,469,357.160           477,197.000     25,318,871.780

2k.  Proposal to eliminate the Fund's fundamental policy concerning unseasoned businesses.

       Voted For         Voted Against      Abstained Votes      Broker Non-Votes     Total Votes
       ---------         -------------      ---------------      ----------------     -----------
    20,003,895.860       2,358,357.390       2,479,421.530           477,197.000     25,318,871.780

2l. Proposal to eliminate the Fund's fundamental policy prohibiting purchases of securities if held by the Fund's or investment adviser's trustees/directors and officers.

       Voted For         Voted Against      Abstained Votes      Broker Non-Votes     Total Votes
       ---------         -------------      ---------------      ----------------     -----------
    20,012,643.070       2,405,259.070       2,423,772.640           477,197.000     25,318,871.780

2m.  Proposal to eliminate the Fund's fundamental policy relating to exercising control or management.

       Voted For         Voted Against      Abstained Votes      Broker Non-Votes     Total Votes
       ---------         -------------      ---------------      ----------------     -----------
    20,073,248.660       2,342,589.860       2,425,836.260           477,197.000     25,318,871.780

2n.  Proposal to eliminate the Fund's fundamental policy relating to joint trading accounts.

       Voted For         Voted Against      Abstained Votes      Broker Non-Votes     Total Votes
       ---------         -------------      ---------------      ----------------     -----------
    20,083,149.430       2,356,611.370       2,401,913.980           477,197.000     25,318,871.780

2o.  Proposal to eliminate the Fund's fundamental policy relating to other investment companies.

       Voted For         Voted Against      Abstained Votes      Broker Non-Votes     Total Votes
       ---------         -------------      ---------------      ----------------     -----------
    20,204,961.980       2,389,414.460       2,247,298.340           477,197.000     25,318,871.780


--------------------------------------------------------------------------------
                          SUPPLEMENT TO THE PROSPECTUS
--------------------------------------------------------------------------------

   Supplement dated January 1, 2002 to the currently effective CDC Nvest Money
       Market Funds Classes, A, B, and C Prospectus and CDC Nvest Income
                 Funds Classes A, B and C and Class Y Prospectus

Effective January 1, 2002 the following table in the "It's Easy to Open an Account" section and the "Retirement Plans" paragraph under "Additional Investor Services" are revised to reflect the addition of Coverdell Education Savings Accounts in the Classes A, B and C Prospectuses:

                                                                           Minimum to Open an Account
                                                     Minimum to              Using Investment Builder              Minimum for
         Type of Account                         Open an Account                Or Payroll Deduction            Existing Accounts
Any account other than those listed below             $2,500                            $100                           $100
Accounts registered under the Uniform Gifts to
   Minors Act ("UGMA") or the Uniform Transfer to
   Minors Act ("UTMA")                                $2,500                            $100                           $100
Individual Retirement Accounts ("IRAs")                 $500                            $100                           $100
Coverdell Education Savings Accounts                    $500                            $100                           $100
Retirement plans with tax benefits such as
   corporate pension, profit sharing Keogh plans        $250                            $100                           $100
Payroll Deduction Investment Programs for SARSEP*,
    SEP, SIMPLE IRA, 403(b)(7) and certain
    other retirement plans                               $25                             N/A                            $25

Effective March 1, 2002, all references to the Investment Builder Program minimum shall be revised to reflect a reduction in the minimum from $100 per month to $25 per month. The sections of the prospectuses affected are "It's Easy to Open an Account", "Buying Shares" and "Additional Investor Services."

--------------------------------------------------------------------------------
                             REGULAR INVESTING PAYS
--------------------------------------------------------------------------------



                                           Five Good Reasons to Invest Regularly
--------------------------------------------------------------------------------


1. It's an easy way to build assets.
2. It's convenient and effortless.
3. It requires a low minimum to get started.
4. It can help you reach important long-term goals like financing retirement or college funding.
5. It can help you benefit from the ups and downs of the market.

With Investment Builder, CDC Nvest Funds' automatic investment program, you can invest as little as $25 a month in your CDC Nvest fund automatically -- without even writing a check. And, as you can see from the chart below, your monthly investments can really add up over time.


                                                  The Power of Monthly Investing



[CHART OMITTED]



$100        0                                                         $ 95,837
$200        0                                                         $191,673
$500        0                                                         $479,183
          -------        --------       --------       --------       --------
          5 Years        10 Years       15 Years       20 Years       25 Years





Assumes an 8% fixed rate of return compounded monthly and does not allow for taxes. Results are not indicative of the past or future results of any CDC Nvest Funds. The value and return on CDC Nvest Funds fluctuate with changing market conditions.

This program cannot assure a profit nor protect against a loss in a declining market. It does, however, ensure that you buy more shares when the price is low and fewer shares when the price is high. Because this program involves continuous investment in securities regardless of fluctuating prices, investors should consider their financial ability to continue purchases during periods of high or low prices.

You can start an Investment Builder program with your current CDC Nvest Funds account. To add Investment Builder to your account today, call your financial representative or CDC Nvest Funds at 800-225-5478.

Please call CDC Nvest Funds for a prospectus, which contains more information, including charges and other ongoing expenses. Please read the prospectus carefully before you invest.

                                              Glossary for Mutual Fund Investors
--------------------------------------------------------------------------------


Total Return - The change in value of a mutual fund investment over a specific period, assuming all earnings are reinvested in additional shares of the fund. Expressed as a percentage.

Income Distributions - Payments to shareholders resulting from the net interest or dividend income earned by a fund's portfolio.

Capital Gains Distributions - Payments to shareholders of profits earned from selling securities in a fund's portfolio. Capital gains distributions are usually paid once a year, when available.

Yield - The rate at which a fund pays income. Yield calculations for 30-day periods are standardized among mutual funds, based on a formula developed by the Securities and Exchange Commission.

Maturity - Refers to the period of time before principal repayment on a bond is due. A bond fund's "average maturity" refers to the weighted average of the maturities of all the individual bonds in the portfolio.

Duration - A measure, stated in years, of a bond's sensitivity to interest rates. Duration allows you to compare the volatility of different instruments. As a general rule, for every 1% move in interest rates, a bond is expected to fluctuate in value as indicated by its duration. For example, if interest rates fall by 1%, a bond with a duration of 4 years should rise in value 4%. Conversely, the bond should decline 4% in value if interest rates rise 1%.

Treasuries - Negotiable debt obligations of the U.S. government, secured by its full faith and credit. The income from Treasury securities is exempt from state and local income taxes, but not from federal income taxes. There are three types of Treasuries: Bills (maturity of 3-12 months), Notes (maturity of 1-10 years) and Bonds (maturity of 10-30 years).

Municipal Bond - A debt security issued by a state or municipality to finance public expenditures. Interest payments are exempt from federal taxes and, in most cases, from state and local income taxes. The two main types are general obligation (GO) bonds, which are backed by the full faith and credit and taxing powers of the municipality; and revenue bonds, supported by the revenues from a municipal enterprise, such as airports and toll bridges. A small portion of income may be subject to federal and/or alternative minimum tax. Capital gains, if any, are subject to a capital gains tax.

--------------------------------------------------------------------------------
                                CDC NVEST FUNDS
--------------------------------------------------------------------------------



                         CDC Nvest AEW Real Estate Fund
                            CDC Nvest Balanced Fund
                           CDC Nvest Bond Income Fund
                          CDC Nvest Capital Growth Fund
             CDC Nvest Cash Management Trust -- Money Market Series*
                      CDC Nvest Government Securities Fund
                        CDC Nvest Growth and Income Fund
                           CDC Nvest High Income Fund
                       CDC Nvest International Equity Fund
                  CDC Nvest Jurika & Voyles Relative Value Fund
                 CDC Nvest Jurika & Voyles Small Cap Growth Fund
                         CDC Nvest Large Cap Growth Fund
                         CDC Nvest Large Cap Value Fund
                   CDC Nvest Limited Term U.S. Government Fund
                  CDC Nvest Massachusetts Tax Free Income Fund
                          CDC Nvest Mid Cap Growth Fund
                         CDC Nvest Municipal Income Fund
                              CDC Nvest Select Fund
                   CDC Nvest Short Term Corporate Income Fund
                          CDC Nvest Star Advisers Fund
                           CDC Nvest Star Growth Fund
                          CDC Nvest Star Small Cap Fund
                            CDC Nvest Star Value Fund
                          CDC Nvest Star Worldwide Fund
                         CDC Nvest Strategic Income Fund
                         CDC Nvest Targeted Equity Fund
                    CDC Nvest Tax Exempt Money Market Trust*


*Investments in money market funds are not insured or guaranteed by the FDIC or any government agency.



                              INVESTMENT MANAGERS

    AEW Management and Advisors                     Miller Anderson
     Capital Growth Managements               Montgomery Asset Management
  Harris Associates/Oakmark Funds            Reich & Tang Asset Management
          Jurika & Voyles                       RS Investment Management
      Loomis, Sayles & Company                Vaughan, Nelson, Scarborough
          Mercury Advisors                            & McCullough
                                                Westpeak Global Advisors



        For current fund performance, ask your financial representative, access the CDC Nvest Funds website at www.cdcnvestfunds.com, or call
     CDC Nvest Funds at 800-225-5478 for the current edition of Fund Facts.


This material is authorized for distribution to prospective investors when it is preceded or accompanied by the fund's current prospectus, which contains information about sales charges, management and other items of interest.
   Investors are advised to read the prospectus carefully before investing.


CDC IXIS Asset Management Distributors, L.P., and other firms selling shares of
 CDC Nvest Funds are members of the National Association of Securities Dealers, Inc. (NASD). As a service to investors, the NASD has asked that we inform you of the availability of a brochure on its Public Disclosure Program.

        The program provides access to information about securities firms and their representatives.
    Investors may obtain a copy by contacting the NASD at 800-289-9999 or by visiting their website at www.NASDR.com.

                                                                 --------------
                                                                    PRESORT
[GRAPHIC OMITTED] CDC NVEST FUNDS(SM)                               STANDARD
                  CDC IXIX Asset Management Distributors          U.S. POSTAGE
                                                                      PAID
                                                                  BROCKTON, MA
                                                                 PERMIT NO. 770
                                                                 --------------



--------------                To the household of:
P.O. Box 8551

Boston, Massachusetts

02266-8551
--------------

www.cdcnvestfunds.com








DROWNING IN PAPER?

Go to:    www.cdcnvestfunds.com
Click on: Sign up now for e-delivery
          Get your next CDC Nvest
          Fund report online.
* Not available for corporate retirement plans or Simple IRAs.